UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2024
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Context Therapeutics Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40654	86-3738787
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Market Street, Suite 3915, Unit#15
Philadelphia, Pennsylvania 19103
(Address of principal executive offices including zip code)

(267) 225-7416
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading	Name of exchange
	Symbol	on which registered
Common Stock	CNTX	The Nasdaq Stock Market
$0.001 par value per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Bylaws

On March 19, 2024, the Board of Directors of the Company approved the amendment and restatement of the Company's Amended and Restated Bylaws (as so amended and restated, the “Bylaws”), primarily to (i) reduce the quorum necessary to hold a meeting of stockholders to one-third of the Company's capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, (ii) eliminate the requirement to produce and keep a stockholder list for examination at each meeting of stockholders, (iii) update notice requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings (other than proposals to be included in the Company’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and (iv) implement certain procedural mechanisms related to stockholder nominations of directors under Rule 14a-19 (“Rule 14a-19”) under the Exchange Act, including the following:

•Require a stockholder soliciting proxies in support of nominations of persons, other than the Company’s nominees, for election to the Company’s Board of Directors to certify their compliance with Rule 14a-19 and, upon request of the Company, to deliver reasonable evidence of such compliance to the Company no later than five business days prior to the date of the applicable meeting of stockholders;
•Provide that, unless otherwise required by law, if a stockholder provides notice under Rule 14a-19 and subsequently: (i) notifies the Company that such stockholder no longer intends to solicit proxies in support of director nominees other than the Company’s director nominees in accordance with Rule 14a-19; (ii) fails to comply with the requirements of Rule 14a-19; or (iii) fails to provide reasonable evidence sufficient to satisfy the Company that the requirements of Rule 14a-19 have been met, then the stockholder’s nominations shall be deemed null and void and the Company shall disregard any proxies or votes solicited for any nominee proposed by such stockholder;
•Reserve white proxy cards for use by the Company’s Board of Directors only; and
•Incorporate other technical, clarifying and conforming changes.

These amendments took immediate effect. The foregoing is a brief description of the material terms and conditions of the Bylaws, and is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.    Description
3.1        Amended and Restated Bylaws of the Company, effective as of March 19, 2024
104        Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2024	Context Therapeutics Inc.

By: /s/ Martin A. Lehr
Name: Martin A. Lehr
Title: Chief Executive Officer